SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1009 Oak Hill Road, Suite 201
Lafayette, California 94549
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 906-5331

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On July 21, 2005, IntraBiotics Pharmaceuticals, Inc. (“the Company”) reported its results of operations for its fiscal quarter ended June 30, 2005. A copy of the press release, entitled “IntraBiotics Reports Second Quarter 2005 Financial Results,” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained in this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibit. The following document is filed as an exhibit to this report:

          99.1 Press Release dated July 21, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.
Date: July 21, 2005
/S/ DENIS HICKEY
Denis Hickey
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press Release dated July 21, 2005.